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                                   UAM Funds
                      Funds for the Informed Investor/sm/

                      IRA Capital Preservation Portfolio
                          Institutional Class Shares

                        Supplement dated July 12, 2001
                    to the Prospectus dated March 1, 2001.

In the section "Investment Management--Investment Adviser," the first reference to "United Asset Management Corporation" should be deleted and replaced with "Old Mutual (US) Holdings Inc. (formerly named United Asset Management Corporation)" and the second reference to "United Asset Management Corporation" should be replaced with "Old Mutual (US) Holdings Inc."

In the section "Shareholder Servicing Arrangements," the reference to "UAM Fund Distributors, Inc." should be replaced with "Funds Distributor, Inc."

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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